                      SECOND AMENDMENT TO CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "SECOND AMENDMENT") dated as of March 14, 1997, is to that Credit Agreement dated as of January 23, 1996 as amended by that First Amendment to Credit Agreement dated as of May 15, 1996 (as amended and modified hereby and as further amended and modified from time to time hereafter, the "CREDIT AGREEMENT"; terms used but not otherwise defined herein shall have the meanings assigned in the Credit Agreement), by and among ALVEY SYSTEMS, INC., a Delaware corporation (the "BORROWER"), THOSE SUBSIDIARIES AND CREDIT PARTIES party thereto and identified on the signature pages hereof (together with the Borrower sometimes being referred to as the "CREDIT PARTIES"), as Guarantors and Credit Parties, the Lenders party thereto, and NATIONSBANK, N.A., as Agent (the "AGENT").

                          W  I  T  N  E  S  S  E  T  H

     WHEREAS, the Lenders have, pursuant to the terms of the Credit Agreement, made available to the Borrower a $30,000,000 credit facility;

     WHEREAS, the Borrower has requested modifications to the Credit Agreement relating to the financial covenants set forth therein; and

     WHEREAS, the Required Lenders for and on behalf of the Lenders have agreed to the requested changes on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     A.   The Credit Agreement is amended in the following respects:

          1. Section 7.11 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          "7.11     FINANCIAL COVENANTS.

                    (a) CONSOLIDATED FUNDED INDEBTEDNESS RATIO. There shall be maintained as of the end of each fiscal quarter a Consolidated Funded Indebtedness Ratio of not greater than the amount set forth below for the period indicated:

                                                        CONSOLIDATED
                         DATE                     FUNDED INDEBTEDNESS RATIO

           From October 1, 1996 through
           December 31, 1996                           7.60 to 1.0

                                                        CONSOLIDATED
                         DATE                     FUNDED INDEBTEDNESS RATIO

           From January 1, 1997 through
           March 31, 1997                              9.25 to 1.0

           From April 1, 1997 through
           June 30, 1997                               9.00 to 1.0

           From July 1, 1997 through
           September 30, 1997                          8.00 to 1.0

           From October 1,1997 through
           December 31, 1997                           5.00 to 1.0

           From January 1, 1998 through
           June 30, 1998                               4.67 to 1.0

           From July 1, 1998 through
           December 31, 1998                           4.25 to 1.0

           From January 1, 1999 through
           June 30, 1999                               3.87 to 1.0

           From July 1, 1999 and
           thereafter                                  3.50 to 1.0

          (b) CONSOLIDATED INTEREST COVERAGE RATIO. There shall be maintained as of the end of each fiscal quarter a Consolidated Interest Coverage Ratio of not less than the amount set forth below for the period indicated:


                                                       CONSOLIDATED
                       DATE                      INTEREST COVERAGE RATIO

           From October 1, 1996 through
           December 31, 1996                           1.10 to 1.0

           From January 1, 1997 through
           March 31, 1997                              1.00 to 1.0

           From April 1, 1997 through
           June 30, 1997                               1.05 to 1.0

           From July 1, 1997 through
           September 30, 1997                          1.10 to 1.0

           From October 1, 1997 through
           December 31, 1997                           1.60 to 1.0

           From January 1, 1998 through
           June 30, 1998                               1.75 to 1.0

           From July 1, 1998 through
           December 31, 1998                           1.90 to 1.0

           From January 1, 1999 through
           June 30, 1999                               2.05 to 1.0

                                                        CONSOLIDATED
                         DATE                     FUNDED INDEBTEDNESS RATIO

           From July 1, 1999 and
           thereafter                                  2.20 to 1.0

(c) CONSOLIDATED EBITDA. Consolidated EBITDA of the Borrower shall be not less than (i) $13,000,000 during fiscal year 1996 and (ii) $17,000,000 during all fiscal years occurring thereafter, in all cases as shown on the audited financial statements of the Borrower delivered pursuant to Section 7.1(a).

B. In connection with the execution of this Second Amendment, the Borrower agrees to pay an amendment fee at closing in the amount of $30,000 (representing
10.0 basis points on the total Revolving Committed Amount) for the ratable benefit of the Lenders.

C.   The Borrower hereby represents and warrants that:

(i) any and all representations and warranties made by the Borrower and contained in the Credit Agreement (other than those which expressly relate to a prior period) are true and correct in all material aspects as of the date of this Second Amendment; and


(ii) No Default or Event of Default currently exists and is continuing under the Credit Agreement as of the date of this Second Amendment.

     D. The Borrower will execute such additional documents as are reasonably requested by the Agent to reflect the terms and conditions of this Second Amendment.

     E. Except as modified hereby, all of the terms and provisions of the Credit Agreement (and Exhibits) remain in full force and effect.

     F. The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Second Amendment, including without limitation the reasonable fees and expenses of the Agent's legal counsel.

     G. This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Second Amendment to produce or account for more than one such counterpart.

     H. This Second Amendment and the Credit Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with the laws of the State of New York.

                 [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to Credit Agreement to be duly executed under seal and delivered as of the date and year first above written.

BORROWER:
                         ALVEY SYSTEMS, INC.,
                         a  Delaware corporation

                         By  /s/  J. A. SHARP
                           ----------------------------
                         Title   Sr. V.P./CFO
                               ------------------------
GUARANTORS:
                         PINNACLE AUTOMATION, INC.,
                         a Delaware corporation

                         By  /s/  J.A. SHARP
                           ----------------------------
                         Title   V.P./C.F.O.
                               ------------------------

                         M&E INSTALLERS, INC.,
                         a Delaware corporation

                         By  /s/  MICHELE GIBBONS
                           ----------------------------
                         Title      Secretary
                               ------------------------

                         McHUGH, FREEMAN & ASSOCIATES, INC.,
                         a Wisconsin corporation


                         By  /s/  J. A. SHARP
                           ----------------------------
                         Title      C.F.O.
                               ------------------------

                         NEWALV, INC.,
                         a Delaware corporation


                         By /s/ J. A. SHARP
                           ----------------------------
                         Title Secretary
                               ------------------------


                         BUSSE BROS., INC.,
                         a Wisconsin corporation


                         By /s/ J. A. SHARP
                           ----------------------------
                         Title C.F.O.
                               ------------------------


                         THE BUSCHMAN COMPANY,
                         an Ohio corporation


                         By /s/ J. A. SHARP
                           ----------------------------
                         Title C.F.O.
                               ------------------------


                         WHITE  SYSTEMS, INC.,
                         a New Jersey corporation


                         By /s/ J. A. SHARP
                           ----------------------------
                         Title C.F.O.
                               ------------------------


                         WESELEY SOFTWARE DEVELOPMENT CORP.,
                         a Connecticut corporation


                         By /s/ J. A. SHARP
                           ----------------------------
                         Title C.F.O.
                               ------------------------

                         REAL TIME SOLUTIONS, INC.,
                         a Delaware corporation


                         By  /s/  J. A. SHARP
                           ----------------------------
                         Title   C.F.O./V.P.
                           ----------------------------

                                                            Signature Pages to
                                                           Alvey Systems, Inc.
                                                              Second Amendment


BANKS:
                         NATIONSBANK, N.A., individually in its
                         capacity as a Lender and in its capacity as Agent


                         By  /s/  LISA S. DONAGHUE
                           ----------------------------
                         Title     Vice President
                               ------------------------


                         BANK OF SCOTLAND


                         By  /s/  CATHERINE M. DUFFY
                           ----------------------------
                         Title      Vice President
                               ------------------------


                          HARRIS TRUST AND SAVINGS BANK


                         By  /s/  EMILY L. BURT
                           ----------------------------
                         Title    Vice President
                               ------------------------